     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 3, 2000
                                                       Registration No. 333-
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                           --------------------------

                             ZOOM TELEPHONICS, INC.
             (Exact Name of Registrant as Specified in its Charter)

            CANADA                                              04-2621506
(State or Other Jurisdiction of                             (I.R.S. Employer
Incorporation or Organization)                           Identification Number)

                       207 SOUTH STREET, BOSTON, MA 02111
          (Address, Including Zip Code, of Principal Executive Offices)

                           --------------------------

           ZOOM TELEPHONICS, INC. 1998 EMPLOYEE EQUITY INCENTIVE PLAN
                              (Full Title of Plan)

                           --------------------------

                                FRANK B. MANNING
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                             ZOOM TELEPHONICS, INC.
                                207 SOUTH STREET
                                BOSTON, MA 02111
                                 (617) 423-1072
                      (Name, Address and Telephone Number,
                   Including Area Code, of Agent For Service)

                                 WITH A COPY TO:

                              PHILIP J. FLINK, ESQ.
                         BROWN, RUDNICK, FREED & GESMER
                ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111
                                 (617) 856-8200
                           --------------------------

                         CALCULATION OF REGISTRATION FEE

===============================================================================================================================
                                                                  Proposed                Proposed
                                             Amount                Maximum                Maximum               Amount of
       Title of Each Class of                to Be             Offering Price            Aggregate            Registration
    Securities to Be Registered            Registered           Per Share(1)         Offering Price(1)             Fee
-------------------------------------------------------------------------------------------------------------------------------
Common Stock, no par value             350,000 Shares(2)          $6.625                $2,318,750              $612.15
===============================================================================================================================

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933, as amended, on the basis of the average of the high and low reported price of the Common Stock of Zoom Telephonics, Inc. on the Nasdaq National Market on September 29, 2000.

(2) Includes 350,000 shares of Common Stock issuable under the Zoom Telephonics, Inc. 1998 Employee Equity Incentive Plan. Such presently indeterminable number of additional shares of Common Stock are also registered hereunder as may be issued in the event of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other similar change in Common Stock.
================================================================================

         THIS REGISTRATION STATEMENT ON FORM S-8 IS BEING FILED FOR THE PURPOSE OF REGISTERING AN ADDITIONAL 350,000 SHARES OF THE REGISTRANT'S COMMON STOCK RESERVED FOR ISSUANCE UNDER THE ZOOM TELEPHONICS, INC. 1998 EMPLOYEE EQUITY INCENTIVE PLAN, AS AMENDED (THE "PLAN"). EXCEPT AS OTHERWISE PROVIDED HEREIN, THE CONTENTS OF THIS REGISTRATION STATEMENT ALSO INCORPORATES BY REFERENCE THE REGISTRANT'S PREVIOUSLY FILED REGISTRATION STATEMENTS ON FORM S-8 (FILE NOS. 333-75575 AND 333-90191) WHICH REGISTERED A TOTAL OF 600,000 SHARES ISSUABLE UNDER THE PLAN.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8.  EXHIBITS.

NUMBER   DESCRIPTION
4.1      Articles of Continuance, filed as Exhibit 3.1 to Registration Statement No. 333-38950 on Form S-3.*

4.2      By-Law No. 1 of the Registrant, filed as Exhibit 3.2 to Registration Statement No. 333-38950 on Form S-3.*

4.3      By-Law No. 2 of the Registrant, filed as Exhibit 3.3 to Registration Statement No. 333-38950 on Form S-3.*

4.4      Specimen  Certificate of Common Stock, filed as Exhibit 4.01 to Registration  Statement No. 333-01452 on Form
         S-3.*

5        Legal Opinion of Thomas, Rondeau.

23.1     Consent of Thomas, Rondeau (contained in its opinion filed as Exhibit 5).

23.2     Consent of KPMG LLP

24       Power of Attorney (included on the Signature Page of this Registration
         Statement).

99.1     Zoom Telephonics, Inc. 1998 Employee Equity Incentive Plan, as amended.

* Not filed herewith. In accordance with Rule 411 promulgated pursuant to the Securities Act of 1933, as amended, reference is made to the documents previously filed with the Commission, which are incorporated by reference herein.

                                   SIGNATURES

         THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Massachusetts, on October 3, 2000.

                             ZOOM TELEPHONICS, INC.

                                                     By: /s/ Frank B. Manning
                                                         ----------------------
                                                     FRANK B. MANNING, PRESIDENT

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Frank B. Manning and Peter R. Kramer, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                   SIGNATURE                                 TITLE                                     DATE
/s/ Frank B. Manning                           Chairman of the Board, President                  October 3, 2000
------------------------------------           and Chief Executive Officer
FRANK B. MANNING                               (Principal Executive Officer)

/s/ Robert A. Crist                            Principal Financial and Accounting                October 3, 2000
------------------------------------           Officer
ROBERT A. CRIST

/s/ Peter R. Kramer                            Director                                          October 3, 2000
------------------------------------
PETER R. KRAMER

/s/ Bernard Furman                             Director                                       September 15, 2000
------------------------------------
BERNARD FURMAN

/s/ L. Lamont Gordon                           Director                                          October 3, 2000
------------------------------------
L. LAMONT GORDON

J. Ronald Woods                                Director                                          October 3, 2000
------------------------------------
J. RONALD WOODS

                                  EXHIBIT INDEX

EXHIBIT                                                                                                  SEQUENTIAL
NUMBER                                                                                                     PAGE NO.
4.1      Articles of Continuance,  filed as Exhibit 3.1 to Registration  Statement No. 333-38950
         on Form S-3.*

4.2      By-Law  No. 1 of the  Registrant,  filed as  Exhibit  3.2 to  Registration  Statement  No.
         333-38950 on Form S-3.*

4.3      By-Law  No. 2 of the  Registrant,  filed as  Exhibit  3.3 to  Registration  Statement  No.
         333-38950 on Form S-3.*

4.4      Specimen Certificate of Common Stock, filed as Exhibit 4.01 to Registration  Statement No.
         333-01452 on Form S-3.*

5        Legal Opinion of Thomas, Rondeau.

23.1     Consent of Thomas, Rondeau (contained in its opinion filed as Exhibit 5).

23.2     Consent of KPMG LLP

24       Power of Attorney (included on the Signature Page of this Registration
         Statement)

99.1     Zoom Telephonics, Inc. 1998 Employee Equity Incentive Plan, as amended.

* Not filed herewith. In accordance with Rule 411 promulgated pursuant to the Securities Act of 1933, as amended, reference is made to the documents previously filed with the Commission, which are incorporated by reference herein.